Exhibit 3.73

STATE OF DELAWARE
SECRETARY OF STATE
DIVISION OF CORPORATIONS
FILED 10:00 AM 07/16/2002
020453678 - 3547801
CERTIFICATE OF FORMATION
OF
SUNTERRA RESIDUAL ASSETS DEVELOPMENT. LLC
     The undersigned, an authorized natural person, for the purpose of forming a limited liability company, under the provisions and subject to the requirements of the State of Delaware (particularly Chapter 18, Title 6 of the Delaware Code and the acts amendatory thereof and supplemental thereto, and known, identified, and referred to as the “Delaware Limited Liability Company Act”), hereby certifies that:
     FIRST: The name of the limited liability company (hereinafter called the “limited liability company”) is Sunterra Residual Assets Development, LLC.
     SECOND: The address of the registered office and the name and the address of the registered agent of the limited liability company required to be maintained by Section 18-104 of the Delaware Limited Liability Company Act are The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, Delaware, 19801, County of New Castle.
Executed on July 15, 2002.

/s/ Mark R. Williams
Mark R. Williams, Authorized Person

STATE OF DELAWARE
SECRETARY OF STATE
DIVISION OF CORPORATIONS
FILED 01:30 PM 12/04/2002
020743646 — 3547801
CERTIFICATE OF MERGER
OF
PLANTATION RESORTS GROUP, INC.
(a Virginia corporation)
AND
SUNTERRA RESIDUAL ASSETS DEVELOPMENT, LLC
(a Delaware limited liability company)
     Pursuant to Title 6, Section 18-209 of the Delaware Limited Liability Company Act.
     1. The name of the surviving limited liability company is Sunterra Residual Assets Development, LLC, a Delaware limited liability company.
     2. The name of the corporation being merged into this surviving limited liability company is Plantation Resorts Group, Inc. The jurisdiction in which this corporation was formed is Virginia.
     3. The Agreement and Plan of Merger has been approved and executed by both the corporation and limited liability company.
     4. The name of the surviving limited liability company is Sunterra Residual Assets Development, LLC.
     5. The executed Agreement and Plan of Merger is on file at 3865 West Cheyenne Avenue, Building #5, North Las Vegas, Nevada 89032, the principal place of business of the surviving limited liability company.
     6. A copy of the Agreement and Plan of Merger will be furnished by the surviving limited liability company on request, without cost, to any member of the limited liability company or any person holding an interest in any other business entity which is to merge or consolidate.
(signature page follows)

     IN WITNESS WHEREOF, said limited liability company has caused this certificate to be signed by an authorized person, this 4th day of December, 2002.

SUNTERRA RESIDUAL ASSETS DEVELOPMENT, LLC
By:	SUNTERRA DEVELOPER AND SALES
HOLDING COMPANY, a Delaware
corporation, its sole manager and member

By:	/s/ James F. Anderson
	Name:	James F. Anderson
	Title:	Vice President

2

STATE OF DELAWARE
SECRETARY OF STATE
DIVISION OF CORPORATONS
FILED 01:31 PM 12/04/2002
020743667 — 3547801
CERTIFICATE OF MERGER
OF
RKG CORP.
(a Virginia corporation)
AND
SUNTERRA RESIDUAL ASSETS DEVELOPMENT, LLC
(a Delaware limited liability company)
     Pursuant to Title 6, Section 18-209 of the Delaware Limited Liability Company Act.
     1. The name of the surviving limited liability company is Sunterra Residual Assets Development, LLC, a Delaware limited liability company.
     2. The name of the corporation being merged into this surviving limited liability company is RKG Corp. The jurisdiction in which this corporation was formed is Virginia.
     3. The Agreement and Plan of Merger has been approved and executed by both the corporation and limited liability company.
     4. The name of the surviving limited liability company is Sunterra Residual Assets Development, LLC.
     5. The executed Agreement and Plan of Merger is on file at 3865 West Cheyenne Avenue, Building #5, North Las Vegas, Nevada 89032, the principal place of business of the surviving limited liability company.
     6. A copy of the Agreement and Plan of Merger will be furnished by the surviving limited liability company on request, without cost, to any member of the limited liability company or any person holding an interest in any other business entity which is to merge or consolidate.
(signature page follows)

     IN WITNESS WHEREOF, said limited liability company has caused this certificate to be signed by an authorized person, this 4th day of December, 2002.

SUNTERRA RESIDUAL ASSETS DEVELOPMENT, LLC
By:	SUNTERRA DEVELOPER AND SALES
HOLDING COMPANY, a Delaware
corporation, its sole manager and member

By:	/s/ James F. Anderson
	Name:	James F. Anderson
	Title:	Vice President

2

STATE OF DELAWARE
SECRETARY OF STATE
DIVISION OF CORPORATIONS
FILED 01:32 PM 12/04/2002
020743719 — 3547801
CERTIFICATE OF MERGER
OF
WILLIAMSBURG VACATIONS, INC.,
GREENSPRINGS PLANTATION RESORT, INC.,
AND
SUNTERRA RESIDUAL ASSETS DEVELOPMENT, LLC
     Pursuant to Title 6, Section 18-209 of the Delaware Limited Liability Company Act.
     1. The name of the surviving limited liability company is Sunterra Residual Assets Development, LLC, a Delaware limited liability company.
     2. The constituent business entities participating in the merger herein certified are:
     (a) Willamsburg Vacations, Inc., which is incorporated under the laws of the Commonwealth of Virginia;
     (b) Greensprings Plantation Resort, Inc., which is incorporated under the laws of the Commonwealth of Virginia; and
     (c) Sunterra Residual Assets Development, LLC, which is organized under the laws of the State of Delaware.
     3. The Agreement and Plan of Merger has been approved and executed by each of the constituent entities.
     4. The name of the surviving limited liability company is Sunterra Residual Assets Development, LLC.
     5. The executed Agreement and Plan of Merger is on file at 3865 West Cheyenne Avenue, Building #5, North Las Vegas, Virginia 89032, the principal place of business of the surviving limited liability company.
     6. A copy of the Agreement and Plan of Merger will be furnished by the surviving limited liability company on request, without cost, to any member of the limited liability company or any person holding an interest in any other business entity which is to merge or consolidate.
(signature page follows)

     IN WITNESS WHEREOF, said surviving limited liability company has caused this certificate to be signed by an authorized person this 4th day of December, 2002.

SUNTERRA RESIDUAL ASSETS DEVELOPMENT, LLC
By:	SUNTERRA DEVELOPER AND SALES
HOLDING COMPANY, a Delaware
corporation, its sole manager and member

By:	/s/ James F. Anderson
	Name:	James F. Anderson
	Title:	Vice President

2

STATE OF DELAWARE
SECRETARY OF STATE
DIVISION OF CORPORATIONS
FILED 11:30 AM 12/12/2002
020764021 — 3547801
CERTIFICATE OF MERGER
OF
S.V.L.H., INC.
(a Virginia corporation)
AND
SUNTERRA RESIDUAL ASSETS DEVELOPMENT, LLC
(a Delaware limited liability company)
     Pursuant to Title 6, Section 18-209 of the Delaware Limited Liability Company Act.
     1. The name of the surviving limited liability company is Sunterra Residual Assets Development, LLC, a Delaware limited liability company.
     2. The name of the corporation being merged into this surviving limited liability company is S.V.L.H., Inc. The jurisdiction in which this corporation was formed is Virginia.
     3. The Agreement and Plan of Merger has been approved and executed by both the corporation and limited liability company.
     4. The name of the surviving limited liability company is Sunterra Residual Assets Development, LLC.
     5. The executed Agreement and Plan of Merger is on file at 3865 West Cheyenne Avenue, Building #5, North Las Vegas, Nevada 89032, the principal place of business of the surviving limited liability company.
     6. A copy of the Agreement and Plan of Merger will be furnished by the surviving limited liability company on request, without cost, to any member of the limited liability company or any person holding an interest in any other business entity which is to merge or consolidate.
     7. The Agreement and Plan of Merger between the aforesaid constituent entities provides that the merger herein certified shall be effective at 11:59 p.m. on the date of filing this Certificate of Merger in the State of Delaware.
(SIGNATURES ON FOLLOWING PAGE)

     IN WITNESS WHEREOF, said limited liability company has caused this certificate to be signed by an authorized person, this 12th day of December, 2002.

SUNTERRA RESIDUAL ASSETS DEVELOPMENT, LLC
By:	SUNTERRA DEVELOPER AND SALES
HOLDING COMPANY, a Delaware
corporation, its sole manager and member

By:	/s/ James F. Anderson
	Name:	James F. Anderson
	Title:	Vice President

2

STATE OF DELAWARE
SECRETARY OF STATE
DIVISION OF CORPORATONS
FILED 01:30 PM 12/18/2002
020780197 — 3547801
CERTIFICATE OF MERGER
OF
LAKEWOOD DEVELOPMENT, INC.,
RIDGEWOOD DEVELOPMENT, INC.,
AND
SUNTERRA RESIDUAL ASSETS DEVELOPMENT. LLC
     Pursuant to Title 6, Section 18-209 of the Delaware Limited Liability Company Act.
     1. The name of the surviving limited liability company is Sunterra Residual Assets Development, LLC, a Delaware limited liability company.
     2. The constituent business entities participating in the merger herein certified are:
     (a) Lakewood Development, Inc., which is incorporated under the laws of the State of Nevada;
     (b) Ridgewood Development, Inc., which is incorporated under the laws of the State of Nevada; and
     (c) Sunterra Residual Assets Development, LLC, which is organized under the laws of the State of Delaware.
     3. The Agreement and Plan of Merger has been approved and executed by each of the constituent entities.
     4. The name of the surviving limited liability company is Sunterra Residual Assets Development, LLC.
     5. The executed Agreement and Plan of Merger is on file at 3865 West Cheyenne Avenue, Building #5, North Las Vegas, Virginia 89032, the principal place of business of the surviving limited liability company.
     6. A copy of the Agreement and Plan of Merger will be furnished by the surviving limited liability company on request, without cost, to any member of the limited liability company or any person holding an interest in any other business entity which is to merge or consolidate.
(signature page follows)

     IN WITNESS WHEREOF, said surviving limited liability company has caused this certificate to be signed by an authorized person, this 18th day of December, 2002.

SUNTERRA RESIDUAL ASSETS DEVELOPMENT, LLC
By:	SUNTERRA DEVELOPER AND SALES
HOLDING COMPANY, a Delaware
corporation, its sole manager and member

By:	/s/ James F. Anderson
	Name:	James F. Anderson
	Title:	Vice President

2

STATE OF DELAWARE
SECRETARY OF STATE
DIVISION OF CORPORATONS
FILED 01:31 PM 12/18/2002
020780236 - 3547801
CERTIFICATE OF MERGER
OF
RIDGE LAKE, INC.
(a Nevada corporation)
AND
SUNTERRA RESIDUAL ASSETS DEVELOPMENT, LLC
(a Delaware limited liability company)
     Pursuant to Title 6, Section 18-209 of the Delaware Limited Liability Company Act.
     1. The name of the surviving limited liability company is Sunterra Residual Assets Development, LLC, a Delaware limited liability company.
     2. The name of the corporation being merged into this surviving limited liability company is Ridge Lake, Inc. The jurisdiction in which this corporation was formed is Nevada.
     3. The Agreement and Plan of Merger has been approved and executed by both the corporation and limited liability company.
     4. The name of the surviving limited liability company is Sunterra Residual Assets Development, LLC.
     5. The executed Agreement and Plan of Merger is on file at 3865 West Cheyenne Avenue, Building #5, North Las Vegas, Nevada 89032, the principal place of business of the surviving limited liability company.
     6. A copy of the Agreement and Plan of Merger will be furnished by the surviving limited liability company on request, without cost, to any member of the limited liability company or any person holding an interest in any other business entity which is to merge or consolidate.
(signature page follows)

     IN WITNESS WHEREOF, said limited liability company has caused this certificate to be signed by an authorized person, this 18th day of December, 2002.

SUNTERRA RESIDUAL ASSETS DEVELOPMENT, LLC
By:	SUNTERRA DEVELOPER AND SALES
HOLDING COMPANY, a Delaware
corporation, its sole manager and member

By:	/s/ James F. Anderson
	Name:	James F. Anderson
	Title:	Vice President

2

STATE OF DELAWARE
SECRETARY OF STATE
DIVISION OF CORPORATIONS
FILED 04:30 PM 12/27/2002
020805184 — 3547801
CERTIFICATE OF MERGER
OF
MMG HOLDING CORP.
(a Florida corporation)
AND
SUNTERRA RESIDUAL ASSETS DEVELOPMENT, LLC
(a Delaware limited liability company)
     Pursuant to Title 6, Section 18-209 of the Delaware Limited Liability Company Act.
     1. The name of the surviving limited liability company is Sunterra Residual Assets Development, LLC, a Delaware limited liability company.
     2. The name of the corporation being merged into this surviving limited liability company is MMG Holding Corp. The jurisdiction in which this corporation was formed is Florida.
     3. The Agreement and Plan of Merger has been approved and executed by both the corporation and limited liability company.
     4. The name of the surviving limited liability company is Sunterra Residual Assets Development, LLC.
     5. The executed Agreement and Plan of Merger is on file at 3865 West Cheyenne Avenue, Building #5, North Las Vegas, Nevada 89032, the principal place of business of the surviving limited liability company.
     6. A copy of the Agreement and Plan of Merger will be furnished by the surviving limited liability company on request, without cost, to any member of the limited liability company or any person holding an interest in any other business entity which is to merge or consolidate.
(Signature page follows)

IN WITNESS WHEREOF, said limited liability company has caused this certificate to be signed by an authorized person, this 27th day of December, 2002.

SUNTERRA RESIDUAL ASSETS DEVELOPMENT, LLC
By:	SUNTERRA DEVELOPER AND SALES
HOLDING COMPANY, a Delaware
corporation, its sole manager and member

By:	/s/ James F. Anderson
	Name:	James F. Anderson
	Title:	Vice President

2

STATE OF DELAWARE
SECRETARY OF STATE
DIVISION OF CORPORATIONS
FILED 04:31 PM 12/27/2002
020804699 — 3547801
State of Delaware
Certificate of Merger of a Domestic Corporation
into a Domestic Limited Liability Company
Pursuant to Title 8, Section 264(c) of the Delaware General Corporation Law and Title 6, Section 18-209 of the Delaware Limited Liability Company Act, the undersigned limited liability company executed the following Certificate of Merger:
First: The name of the surviving limited liability company is Sunterra Residual Assets Development, LLC, a Delaware limited liability company, and the name of the corporation being merged into this surviving limited liability company is Sunterra Port Royal Mergerco, Inc., a Delaware corporation.
Second: The Agreement and Plan of Merger has been approved, adopted, certified, executed and acknowledged by the surviving limited liability company and the merging corporation.
Third: The name of the surviving limited liability company is Sunterra Residual Assets Development, LLC.
Fourth: The executed Agreement and Plan of Merger is on file at 3865 West Cheyenne Avenue, Building #5, North Las Vegas, Nevada 89032, the principal place of business of the surviving limited liability company.
Fifth: A copy of the Agreement and Plan of Merger will be furnished by the surviving limited liability company on request, without cost, to any member of any constituent limited liability company or stockholder of any constituent corporation.

IN WITNESS WHEREOF, said limited liability company has caused this certificate to be signed by an authorized person, this 27th day of December, 2002.

SUNTERRA RESIDUAL ASSETS DEVELOPMENT, LLC
By:	SUNTERRA DEVELOPER AND SALES
HOLDING COMPANY, sole manager and member

By:	/s/ James F. Anderson
	Name:	James F. Anderson
	Title:	Vice President

2

STATE OF DELAWARE
SECRETARY OF STATE
DIVISION OF CORPORATIONS
FILED 12:30 PM 04/09/2003
030234422 — 3547801
CERTIFICATE OF MERGER
OF
GREAT WESTERN FINANCIAL RESOURCES, INC.,
ALL SEASONS PROPERTIES, INC.,
ALL SEASONS RESORTS, INC.,
AND
SUNTERRA RESIDUAL ASSETS DEVELOPMENT, LLC
     Pursuant to Title 6, Section 18-209 of the Delaware Limited Liability Company Act.
     1. The name of the surviving limited liability company is Sunterra Residual Assets Development, LLC, a Delaware limited liability company.
     2. The constituent business entities participating in the merger herein certififed are:
     (a) Great Western Financial Resources, Inc., which is incorporated under the laws of the State of Arizona;
     (b) All Seasons Properties, Inc., which is incorporated under the laws of the State of Arizona;
     (c) All Seasons Resorts, Inc., which is incorporated under the laws of the State of Texas; and
     (d) Sunterra Residual Assets Development, LLC, which is organized under the laws of the State of Delaware.
     3. The Agreement and Plan of Merger has been approved and executed by each of the constituent entities.
     4. The name of the surviving limited liability company is Sunterra Residual Assets Development, LLC.
     5. The executed Agreement and Plan of Merger is on file at 3865 West Cheyenne Avenue, Building #5, North Las Vegas, Nevada 89032, the principal place of business of the surviving limited liability company.
     6. A copy of the Agreement and Plan of Merger will be furnished by the surviving limited liability company on request, without cost, to any member of the limited liability company or any person holding an interest in any other business entity which is to merge or consolidate.

     IN WITNESS WHEREOF, said surviving limited liability company has caused this certificate to be signed by an authorized person, this 9th day of April, 2003.

SUNTERRA RESIDUAL ASSETS DEVELOPMENT, LLC
By:	SUNTERRA DEVELOPER AND SALES
HOLDING COMPANY, a Delaware
corporation, its sole manager and member

By:	/s/ James F. Anderson
	Name:	James F. Anderson
	Title:	Vice President

2

CERTIFICATE OF AMENDMENT TO CERTIFICATE OF FORMATION
OF
SUNTERRA RESIDUAL ASSETS DEVELOPMENT, LLC
     SUNTERRA RESIDUAL ASSETS DEVELOPMENT, LLC (hereinafter called the “company”), a limited liability company organized and existing under and by virtue of the Limited Liability Company Act of the State of Delaware, does hereby certify:
     1. The name of the limited liability company is:
SUNTERRA RESIDUAL ASSETS DEVELOPMENT, LLC.
     2. The Certificate of Formation of the domestic limited liability company is hereby amended to change the name and address of the registered agent and the address of the registered office within the State of Delaware as follows:
National Registered Agents, Inc.
9 East Loockerman Street, Suite 1B
Dover, Delaware 19901
County of Kent
Executed on: January 14, 2004.

/s/ Lori Knohl
Lori Knohl, Authorized Person

STATE OF DELAWARE
SECRETARY OF STATE
DIVISION OF CORPORATIONS
DELIVERED 12:43 PM 01/23/2004
FILED 12:22 PM 01/23/2004
SRV 040049752 — 3547801 FILE

State of Delaware
Secretary of State
Division of Corporations
Delivered 05:42 PM 01/06/2006
FILED 05:42 PM 01/06/2006
SRV 060017131 — 3547801 FILE
CERTIFICATE OF MERGER
OF
ALL SEASONS REALTY, INC.
THE RIDGE SPA AND RACQUET CLUB, INC.
PREMIER VACATIONS, INC.
AND
SUNTERRA RESIDUAL ASSETS DEVELOPMENT, LLC
     Pursuant to Title 6, Section 18-209 of the Delaware limited Liability Company Act.
     1. The name of the surviving limited liability company is Sunterra Residual Assets Development, LLC, a Delaware limited liability company.
     2. The constituent business entities participating in the merger herein certified are:
     (a) All Seasons Realty, Inc., which is incorporated under the laws of the State of Arizona;
     (b) The Ridge Spa and Racquet Club, Inc., which is incorporated under the laws of the State of Arizona;
     (c) Premier Vacations, Inc., which is incorporated under the laws of the State of Florida;
     (d) Sunterra Residual Assets Development, LLC, which is organized under the laws of the State of Delaware.
     3. The Agreement and Plan of Merger has been approved and executed by each of the constituent entities.
     4. The name of the surviving limited liability company is Sunterra Residual Assets Development, LLC.
     5. The executed Agreement and Plan of Merger is on file at 3865 West Cheyenne Avenue, North Las Vegas, Nevada 89032, the principal place of business of the surviving limited liability company.
     6. A copy of the Agreement and Plan of Merger will be furnished by the surviving limited liability company on request, without cost, to any member of the limited liability company or any person holding an interest in any other business entity which is to merge or consolidate.

     IN WITNESS WHEREOF, said surviving limited liability company has caused this certificate to be signed by an authorized person, this 22nd day of December, 2005.

SUNTERRA RESIDUAL ASSETS DEVELOPMENT, LLC
By:	SUNTERRA DEVELOPER AND SALES
HOLDING COMPANY, a Delaware
corporation, its sole manager and member

By:	/s/ Frederick C. Bauman
Frederick C. Bauman
Its: Vice President

State of Delaware
Secretary of State
Division of Corporations
Delivered 05:48 PM 01/11/2006
FILED 05:48 PM 01/11/2006
SRV 060030057 — 3547801 FILE
CERTIFICATE OF MERGER
OF
ARGOSY PARTNERS, INC.
KGI GRAND BEACH INVESTMENTS, INC.
ARGOSY GRAND BEACH, INC.
AND
SUNTERRA RESIDUAL ASSETS DEVELOPMENT, LLC
     Pursuant to Title 6, Section 18-209 of the Delaware Limited Liability Company Act.
     1. The name of the surviving limited liability company is Sunterra Residual Assets Development, LLC, a Delaware limited liability company.
     2. The constituent business entities participating in the merger herein certified are:
     (a) Argosy Partners, Inc., which is incorporated under the laws of the State of Georgia.
     (b) KGI Grand Beach Investments, Inc., which is incorporated under the laws of the State of California.
     (c) Argosy Grand Beach, Inc., which is incorporated under the laws of the State of Georgia.
     (d) Sunterra Residual Assets Development, LLC, which is organized under the laws of the State of Delaware.
     3. The Agreement and Plan of Merger has been approved and executed by each of the constituent entities.
     4. The name of the surviving limited liability company is Sunterra Residual Assets Development, LLC.
     5. The executed Agreement and Plan of Merger is on file at 3865 W. Cheyenne Avenue, North Las Vegas, NV 89032, the principal place of business of the surviving limited liability company.
     6. A copy of the Agreement and Plan of Merger will be furnished by the surviving limited liability company on request, without cost, to any member of the limited liability company or any person holding an interest in any other business entity which is to merge or consolidate.

     IN WITNESS WHEREOF, said surviving limited liability company has caused this certificate to be signed by an authorized person, this 22nd day of December, 2005.

SUNTERRA RESIDUAL ASSETS DEVELOPMENT, LLC
By:	SUNTERRA DEVELOPER AND SALES
HOLDING COMPANY, a Delaware
corporation, its sole manager and member

By:	/s/ Frederick C. Bauman
Frederick C. Bauman
Its: Vice President

State of Delaware
Secretary of State
Division of Corporations
Delivered 05:28 PM 09/18/2006
FILED 05:28 PM 09/18/2006
SRV 060858783 — 3547801 FILE
CERTIFICATE OF MERGER
OF
EPIC DECLARANT, INC.
AND
SUNTERRA RESIDUAL ASSETS DEVELOPMENT, LLC
Pursuant to Title 6, Section 18-209 of the Delaware Limited Liability Company Act.
     1. The name of the surviving limited liability company is Sunterra Residual Assets Development, LLC, a Delaware limited liability company.
     2. The constituent business entities participating in the merger herein certified are:
     (a) Epic Declarant, Inc., which is incorporated under the laws of the State of Delaware;
     (b) Sunterra Residual Assets Development, LLC, which is organized under the laws of the State of Delaware.
     3. The Agreement and Plan of Merger has been approved and executed by each of the constituent entities.
     4. The name of the surviving limited liability company is Sunterra Residual Assets Development, LLC.
     5. The executed Agreement and Plan of Merger is on file at 3865 West Cheyenne Avenue, North Las Vegas, Nevada 89032, the principal place of business of the surviving limited liability company.
     6. A copy of the Agreement and Plan of Merger will be furnished by the surviving limited liability company on request, without cost, to any member of the limited liability company or any person holding an interest in any other business entity which is to merge or consolidate.
[signatures follow]

     IN WITNESS WHEREOF, said surviving limited liability company has caused this certificate to be signed by an authorized person, this 15th day of September 2006.

SUNTERRA RESIDUAL ASSETS DEVELOPMENT, LLC
By:	SUNTERRA DEVELOPER AND
SALES HOLDING COMPANY, a
Delaware corporation, its sole manager and member

By:	/s/ Frederick C. Bauman
Frederick C. Bauman
Its: Vice President

State of Delaware
Secretary of State
Division of Corporations
Delivered 05:13 PM 12/11/2006
FILED 05:13 PM 12/11/2006
SRV 061130611 — 3547801 FILE
CERTIFICATE OF MERGER
OF
SIGNATURE CAPITAL — WEST MAUI, LLC
AND
SUNTERRA RESIDUAL ASSETS DEVELOPMENT, LLC
     Pursuant to Title 6, Section 18-209 of the Delaware Limited Liability Company Act.
     1. The name of the surviving limited liability company is Sunterra Residual Assets Development LLC, a Delaware limited liability company.
     2. The constituent business entities participating in the merger herein certified are:
     (a) Signature Capital — West Maui, LLC, which is organized under the laws of the State of Delaware;
     (b) Sunterra Residual Assets Development, LLC, which is organized under the laws of the State of Delaware.
     3. The Agreement and Plan of Merger has been approved and executed by each of the constituent entities.
     4. The name of the surviving limited liability company is Sunterra Residual Assets Development, LLC.
     5. The executed Agreement and Plan of Merger is on file at 3865 West Cheyenne Avenue, North Las Vegas, Nevada 89032, the principal place of business of the surviving limited liability company.
     6. A copy of the Agreement and Plan of Merger will be furnished by the surviving limited liability company on request, without cost, to any member of the limited liability company or any person holding an interest in any other business entity which is to merge or consolidate.
[signatures follow]

     IN WITNESS WHEREOF, said surviving limited liability company has caused this certificate to be signed by an authorized person, this 4th day of December, 2006.

SUNTERRA RESIDUAL ASSETS DEVELOPMENT, LLC
By:	SUNTERRA DEVELOPER AND
SALES HOLDING COMPANY, a Delaware
corporation, its sole manager and member

By:	/s/ Frederick C. Bauman
Frederick C. Bauman
Its: Vice President

State of Delaware
Secretary of State
Division of Corporations
Delivered 07:10 PM 10/17/2007
FILED 07:10 PM 10/17/2007
SRV 071127845 — 3547801 FILE
CERTIFICATE OF AMENDMENT
OF
SUNTERRA RESIDUAL ASSETS DEVELOPMENT, LLC
     1. The name of the limited liability company is SUNTERRA RESIDUAL ASSETS DEVELOPMENT, LLC.
     2. The Certificate of Formation of the limited liability company is hereby amended as follows: The name of the limited liability company is
DIAMOND RESORTS RESIDUAL ASSETS DEVELOPMENT, LLC
      IN WITNESS WHEREOF, the undersigned has executed this Certificate of Amendment of Sunterra Residual Assets Development, LLC this 16th of October 2007.

By:	/s/ Frederick C. Bauman
Frederick C. Bauman
Authorized Person